SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
--------------------------------------------------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 26, 2005

                               Delta Mutual, Inc.
               (Exact name of registrant as specified in charter)

         Delaware                              000-30563
(State or other jurisdiction           (Commission File Number)
 of  incorporation)

111 North Branch Street, Sellersville, Pennsylvania      18960

-----------------------------------------------------   --------
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code: (215) 258-2800

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.02. Unregistered Sales of Equity Securities

       The following table sets forth the sales of unregistered securities since the Company's last report filed under this item.

                                                                                Principal      Total Offering Price/
       Date                  Title and Amount            Purchaser             Underwriter    Underwriting Discounts
------------------------- ------------------------- ---------------------- -------------------- ----------------------
                          581,395 shares of         Consultant                     NA           $250,000/NA
August 26, 2005           common stock
------------------------- ------------------------- ---------------------- -------------------- ----------------------
August 26, 2005           116,279 shares of         Purchase of IP rights          NA           $50,000/NA
                          common stock
------------------------- ------------------------- ---------------------- -------------------- ----------------------
August 26, 2005           100,000 shares of         Purchase of IP rights          NA           $43,000/NA
                          common stock
------------------------- ------------------------- ---------------------- -------------------- ----------------------
August 30, 2005           211,185 shares of         Private investor               NA           $10,559.25/NA
                          common stock issued
                          upon the conversion of
                          a promissory note in
                          the principal amount of
                          $10,000 (including
                          accrued interest)
------------------------- ------------------------- ---------------------- -------------------- ----------------------
August 31, 2005           200,000 shares of         Private investor               NA           $10,000/NA
                          common stock issued
                          upon the exercise of
                          outstanding common
                          stock purchase warrant
------------------------- ------------------------- ---------------------- -------------------- ----------------------
September 27, 2005        848,806 shares of         Private investor               NA           $42,440/NA
                          common stock issued
                          upon the conversion of
                          a promissory note in
                          the principal amount of
                          $40,000 (including
                          accrued interest)
------------------------- ------------------------- ---------------------- -------------------- ----------------------
September 27, 2005        1,061,008 shares of       Private investor               NA           $53,050/NA
                          common stock issued
                          upon the conversion of
                          a promissory note in
                          the principal amount of
                          $50,000 (including
                          accrued interest)
------------------------- ------------------------- ---------------------- -------------------- ----------------------
September 27, 2005        424,769 shares of         Private investor               NA           $21,238.46/NA
                          common stock issued
                          upon the conversion of
                          a promissory note in
                          the principal amount of
                          $20,531.36 (including
                          accrued interest)
------------------------- ------------------------- ---------------------- -------------------- ----------------------
September 27, 2005        45,000 shares of common   Consultant                     NA           $18,678/NA
                          stock
------------------------- ------------------------- ---------------------- -------------------- ----------------------

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Delta Mutual, Inc.

Date: October 3, 2005
                                By: /s/ Peter F. Russo
                                -------------------------------------
                                Peter F. Russo,
                                President and Chief Executive Officer